EX-99.19A

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2015
Distribution Amount per Share	$0.1375

The following table sets forth the estimated amounts of the current distribution, payable December 31, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0680	50%	0.0680	50%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0525	38%	0.0525	38%
Return of Capital	0.0170	12%	0.0170	12%
Total (per common share)	0.1375	100%	0.1375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 11/30/2015				4.28%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2015				7.77%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2015				-23.19%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2015				0.65%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2016
Distribution Amount per Share	$0.1375

The following table sets forth the estimated amounts of the current distribution, payable January 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0693	50%	0.1386	50%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0682	50%	0.1364	50%
Total (per common share)	0.1375	100%	0.2750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 12/31/2015				2.22%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2015				8.52%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2015				-8.00%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2015				1.42%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2016
Distribution Amount per Share	$0.1375

The following table sets forth the estimated amounts of the current distribution, payable February 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0717	52%	0.2152	52%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0658	48%	0.1973	48%
Total (per common share)	0.1375	100%	0.4125	100%

Average annual total return (in relation to NAV) for the 5 years ending on 1/31/2016				-0.01%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2016				9.46%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2016				-16.40%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2016				2.37%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2016
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable March 31, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0712	57%	0.2972	55%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0538	43%	0.2403	45%
Total (per common share)	0.1250	100%	0.5375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 2/29/2016				-0.66%
Annualized current distribution rate expressed as a percentage of NAV as of 2/29/2016				8.65%

Cumulative total return (in relation to NAV) for the fiscal year through 2/29/2016				-16.17%
Cumulative fiscal year distributions as a percentage of NAV as of 2/29/2016				3.10%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2016
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable April 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0717	57%	0.3693	56%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0533	43%	0.2932	44%
Total (per common share)	0.1250	100%	0.6625	100%

Average annual total return (in relation to NAV) for the 5 years ending on 3/31/2016				1.67%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2016				7.83%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2016				-6.68%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2016				3.46%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2016
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable May 31, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0637	51%	0.4170	53%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0613	49%	0.3705	47%
Total (per common share)	0.1250	100%	0.7875	100%

Average annual total return (in relation to NAV) for the 5 years ending on 4/30/2016				3.19%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2016				7.08%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2016				3.84%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2016				3.72%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com